Exhibit 99.22

FORM 51-102F3
MATERIAL CHANGE REPORT

Item 1: Name and Address of Company

Goldgroup Mining Inc. (the “Company”)

Suite 1201, 1166 Alberni Street

Vancouver, BC V6E 3Z3

Item 2: Date of Material Change

May 8, 2025

Item 3: News Release

The news release dated May 8, 2025 was disseminated via Newsfile Corp. and filed on SEDAR+. A copy of the news release is attached as Schedule “A”.

Item 4: Summary of Material Change

On May 8, 2025, the Company completed a non-brokered private placement offering (the “Private Placement”) pursuant to which the Company issued a total of 27,272,727 units (each, a “Unit”) at CAD $0.55 per Unit for gross proceeds of CAD $15,000,000. Each Unit consists of one common share (a “Common Share”) and one-half common share purchase warrant, with each full warrant (a “Warrant”) being exercisable to purchase one Common Share at a price of $0.75 until November 7, 2026.

Mr. Eric Sprott, through 2176423 Ontario Ltd., a corporation beneficially owned by him, acquired 5,454,500 Units at $0.55 per Unit for total consideration of approximately $3 million.

The Company paid cash finder’s fees of $4,514 and issued 631,794 finder’s warrants (each, a “Finder’s Warrant”) to a finder in connection with the Offering. The Finder’s Warrants have the same terms and conditions as the Warrant.

The Company intends to use the net proceeds raised from the Private Placement to fund advancement of the Company’s Cerro Prieto project, for general working capital purposes and debt reduction. The securities issued under the Private Placement are subject to a four month hold period that expires on September 8, 2025. Closing of the Private Placement is subject to final approval of the TSX Venture Exchange.

Item 5.1: Full Description of Material Change

For a full description of the material change, see the news release attached as Schedule “A”.

Item 5.2: Disclosure for Restructuring Transactions

Not applicable.

Item 6: Reliance on subsection 7.1(2) of National Instrument 51-102

Not applicable.

Item 7: Omitted Information

Not applicable.

Item 8: Executive Officer

For further information, contact:

Ralph Shearing, CEO

Telephone: (604) 764-0965

Email: rshearing@goldgroupmining.com

Item 9: Date of Report

May 13, 2025

SCHEDULE “A”

News Release

[Please see attached news release]

NOT FOR DISTRIBUTION OR DISSEMINATION IN THE UNITED STATES

GOLDGROUP CLOSES $15 MILLION PRIVATE PLACEMENT
ERIC SPROTT INCREASES HOLDINGS IN COMPANY

Vancouver, British Columbia (May 8, 2025). Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V: GGA, OTC: GGAZF) is pleased to announce that it has closed the CAD $15 million private placement (the “Private Placement”) previously announced on April 11, 2025.

Goldgroup sold on a non-brokered private placement basis 27,272,727 units of the Company (“Units”) at a price of $0.55 per Unit for aggregate gross proceeds of $15,000,000. Each Unit comprises one common share (a “Common Share”) and one-half of a common share purchase warrant. Each whole warrant (a “Warrant”) is exercisable into one Common Share at a price of $0.75 per share until November 7, 2026.

Mr. Eric Sprott, through 2176423 Ontario Ltd., a corporation which is beneficially owned by him, acquired 5,454,500 Units at $0.55 per Unit for total consideration of approximately $3 million.

In connection with the Private Placement, an insider of the Company acquired 5,454,500 Units or 20.0% of the Private Placement. Participation by the Insider in the Private Placement was considered a “related party transaction” pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company was exempt from the requirements to obtain a formal valuation or minority shareholder approval in connection with the Insiders’ participation in the Private Placement pursuant to sections 5.5(a) and 5.7(1)(a) of MI 61-101 as neither the fair market value of any securities issued to, nor the consideration paid by, the Insiders exceeded 25.0% of the Company’s market capitalization. A material change report was not filed in connection with the participation of Insiders in the Private Placement less than 21 days in advance of the closing of the Private Placement, as the Insiders’ participation had not been confirmed at that time and the Company wishes to complete the Private Placement in an expeditious manner for business reasons.

The Company paid cash of $4,514 and issued 631,794 finder’s units (each, a “Finder’s Unit”) to finders in connection with the Private Placement. Each Finder’s Unit consists of one Common Share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one Common Share at a price of $0.75 until November 7, 2026.

The Company intends to use the net proceeds raised from the Private Placement for near mine exploration at the Cerro Prieto Project, mine capital equipment and production improvements, Pinos Project PEA update, debt reduction, ongoing assessment of acquisition opportunities and general corporate working capital purposes.

All securities issued pursuant to the Private Placement will be subject to statutory hold periods expiring September 8, 2025. Closing of the Private Placement is subject to final approval of the TSX Venture Exchange.

This news release does not constitute an offer to sell or a solicitation of an offer to sell any securities in the United States. The securities described herein have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws and may not be offered or sold within the United States or to U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws or an exemption from such registration is available.

About Goldgroup

Goldgroup is a Canadian-based mining Company that owns and operates the Cerro Prieto heap-leach gold mine located in the State of Sonora, Mexico and is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information, please contact Sophia Shane at sshane@goldgroupmining.com or +1 604 306 6867 or visit the Company’s website at www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: receipt of all required stock exchange and regulatory approvals in connection with the Private Placement and the business of the Company; the completion of the Private Placement as planned; the proposed use of proceeds raised pursuant to the Private Placement and the Company’s plans at the Cerro Prieto project; the scope, duration and impact of the COVID-19 pandemic; the scope, duration and impact of regulatory responses to the pandemic on the employees, business and operations; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s Annual Information Form and MD&A. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.